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                                                                    EXHIBIT 99.2

                Consent of Person Nominated to Become a Director

         I, Alex J. Mandl, hereby consent to the use, in the Registration Statement on Form S-1 of Viasystems Group, Inc., a Delaware corporation (the "Company"), to which this Consent is filed as an exhibit, of my name as a person nominated to become a director of the Company.

February 22, 2000                            /s/ ALEX J. MANDL
                                             ------------------------------
                                                 Alex J. Mandl